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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported) June 12, 2000
                                                          -------------


                                PerkinElmer, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)






       Massachusetts                 1-5075                     04-2052042
      ---------------       ------------------------         ------------------
      (State or other       (Commission File Number)           (IRS Employer
      jurisdiction of                                        Identification No.)
      incorporation)


   45 William Street, Wellesley, Massachusetts                   02481
   --------------------------------------------                 ---------
     (Address of principal executive offices)                   (Zip Code)





                                 (781) 237-5100
              ----------------------------------------------------
              (Registrant's telephone number, including area code)




                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 5.  Other Events

On June 12, 2000, PerkinElmer, Inc. (the "Company") announced that it has agreed to acquire NEN Life Sciences, a provider of state-of-the-art drug discovery products, services, reagents and technologies to the life science industry, for approximately $400 million. The transaction, which is subject to customary closing conditions and regulatory approvals, is anticipated to close early in the third quarter of 2000. A copy of the press release dated June 12, 2000, announcing the Company's agreement to acquire NEN Life Sciences is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a)   Financial Statements of Business Acquired
      Not applicable.

(b)   Pro Forma Financial Information
      Not applicable.

(c)   Exhibits
      Exhibit 99.1 - Press release dated June 12, 2000.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          PerkinElmer, Inc.


Date: June 21, 2000                       By: /s/ Terrance L. Carlson
      -------------                           -----------------------
                                              Senior Vice President
                                              and General Counsel




                                  EXHIBIT INDEX

Exhibit
Number   Description
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99.1     Press release regarding agreement to acquire NEN Life Sciences dated June 12, 2000.